                                                                      Exhibit 99


                        CERTIFICATION OF PERIODIC REPORT
                        --------------------------------

I, Louis E. Prezeau, the Chief Executive Officer and President of City National Bancshares Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 13, 2002

                                                 /s/ Louis E. Prezeau
                                                 ______________________________
                                                 Louis E. Prezeau
                                                 Chief Executive Officer
                                                 and President

                        CERTIFICATION OF PERIODIC REPORT
                        --------------------------------

I, Edward R. Wright, the Chief Financial Officer and Senior Vice President of City National Bancshares Corporation (the "Company"), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2 ) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 13, 2002

                                                 /s/ Edward R. Wright
                                                 ______________________________
                                                 Edward R. Wright
                                                 Chief Financial Officer
                                                 and Senior Vice President